UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT - August 1, 2024

(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.

(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 South Mint Street, Charlotte, NC	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	HON	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2027	HON 27	The Nasdaq Stock Market LLC
2.250% Senior Notes due 2028	HON 28A	The Nasdaq Stock Market LLC
3.375% Senior Notes due 2030	HON 30	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2032	HON 32A	The Nasdaq Stock Market LLC
4.125% Senior Notes due 2034	HON 34	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2036	HON 36	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

On August 1, 2024, Honeywell International Inc. (the “Company”) completed a public offering of $1,150,000,000 aggregate principal amount of its 4.650% Senior Notes due 2027, $1,000,000,000 aggregate principal amount of its 4.700% Senior Notes due 2030, $650,000,000 aggregate principal amount of its 4.750% Senior Notes due 2032 and $700,000,000 aggregate principal amount of its 5.000% Senior Notes due 2035 (“Reopened 2035 Notes,” and collectively, the “Notes”).

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-260437) filed with the Securities and Exchange Commission on October 22, 2021.

The Notes were issued pursuant to the terms of the indenture, dated as of March 1, 2007, between the Company and Deutsche Bank Trust Company Americas, as trustee, as amended by the first supplemental indenture dated as of October 27, 2017, the second supplemental indenture dated March 10, 2020 and the third supplemental indenture dated as of October 22, 2021 (the “Indenture”).

The Reopened 2035 Notes represent a further issuance of the Company’s 5.000% Senior Notes due 2035, of which $750,000,000 aggregate principal amount was issued on March 1, 2024 (the “Existing 2035 Notes”). The Reopened 2035 Notes have identical terms with the Existing 2035 Notes, other than their issue date and public offering price. The Reopened 2035 Notes and the Existing 2035 Notes are treated as a single series for all purposes under the Indenture, including notices, consents, waivers, amendments, redemptions and any other action permitted under the Indenture. The Reopened 2035 Notes have the same CUSIP and ISIN numbers as, and vote together and are fungible with, the Existing 2035 Notes.

The foregoing summary is qualified in its entirety by reference to the text of the Indenture and the respective forms of global notes for the offerings, which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

A copy of the opinion of the Vice President and Corporate Secretary of Honeywell International Inc. relating to the legality of the issuance and sale of the Company’s Notes is attached as Exhibits 5.1 hereto.

(d) Exhibits.

Exhibit 4.1	Indenture dated as of March 1, 2007 between Honeywell International Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 of Honeywell’s Registration Statement on Form S-3 (File No. 333-141013), filed March 1, 2007).

Exhibit 4.2	First Supplemental Indenture dated as of October 27, 2017 between Honeywell International Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.2 of Honeywell’s Form 8-K filed October 30, 2017).

Exhibit 4.3	Second Supplemental Indenture dated as of March 10, 2020 between Honeywell International Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.3 of Honeywell’s Form 8-K filed March 10, 2020).

Exhibit 4.4	Third Supplemental Indenture dated as of October 22, 2021 between Honeywell International Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.8 of Honeywell’s Form S-3 filed October 22, 2021).

Exhibit 4.5	Form of 4.650% Senior Note Due 2027.

Exhibit 4.6	Form of 4.700% Senior Note Due 2030.

Exhibit 4.7	Form of 4.750% Senior Note Due 2032.

Exhibit 4.8	Form of 5.000% Senior Note Due 2035 (incorporated by reference to Exhibit 4.9 of Honeywell’s Form 8-K filed March 1, 2024).

Exhibit 5.1	Opinion of Vice President and Corporate Secretary of Honeywell International Inc. with respect to the Notes.

Exhibit 23.1	Consent of Vice President and Corporate Secretary of Honeywell International Inc. with respect to the Notes (included in Exhibit 5.1 hereto).

Exhibit 104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HONEYWELL INTERNATIONAL INC.
Date: August 1, 2024

	By:	/s/ Su Ping Lu
Vice President and Corporate Secretary